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                                                                   EXHIBIT 10.91


July 17, 1998



Mr. Ben Noble
3261 Lenox Road, N.E.
Atlanta, Georgia 30324



      RE:  Extension of Letter of Agreement dated July 17, 1997



Dear Ben,



      Let this letter confirm that the due date for any and all monies payable under the above-referenced Agreement (attached hereto as Exhibit "A") has been extended to April 17, 1999. All other terms and conditions of said Agreement remain in full force and effect.



Accepted and Agreed to by:



American Artists Film Corporation

/s/  Steven D. Brown
---------------------------------
Steven D. Brown, CEO

/s.  Ben Noble
---------------------------------
Mr. Ben Noble

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                                                                   EXHIBIT 10.91
                       AMERICAN ARTISTS FILM CORPORATION
--------------------------------------------------------------------------------
1245 Fowler Street, N.W. - Atlanta, GA 30318 - (404)876-7373 - FAX (404)885-9831


                                  EXHIBIT "A"


July 17, 1997

Mr. Ben Noble
3261 Lenox Road, N.E.
Atlanta, Georgia 30324

Re:  LETTER OF AGREEMENT

     This letter will confirm the terms and conditions of an unsecured revolving line of credit, in the amount of $100,000, established in favor of American Artists Film Corporation ("AAFC"). Borrowings may be made under this agreement for a period of 365 days, however, any remaining outstanding amounts, with interest, will be due and payable no later than July 17, 1998. Interest, calculated at the prime rate plus 1%, will be due and payable on a monthly basis, no later than the 15th day of each month.

     This Letter of Agreement sets forth the terms of this agreement in its entirety.

Accepted and Agreed to by:


American Artists Film Corporation


/s/ Steven D. Brown
---------------------------------
Steven D. Brown, Chairman and CEO



/s/ Mr. Ben Noble
---------------------------------
Mr. Ben Noble